UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2005

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                             VIASYS HEALTHCARE INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                  001-16121                 04-3505871
(State or Other Jurisdiction of    (Commission              (I.R.S. Employer
        Incorporation)             File Number)            Identification No.)

227 Washington Street, Suite 200
Conshohocken, Pennsylvania                                      19428
(Address of Principal Executive Offices)                      (Zip Code)

                                 (610) 862-0800
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.        Results of Operations and Financial Condition

         On April 28, 2005, VIASYS Healthcare Inc. (the "Company") issued a press release (the "Press Release") announcing its financial results for the three months ended April 2, 2005. Further details are contained in the Press Release, which is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

         In the Press Release, the Company announced its operating income, net income and diluted earnings per share in accordance with generally accepted accounting principles ("GAAP") and on a non-GAAP basis (a "non-GAAP financial measure"). A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements. Management does not intend the presentation of non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management of the Company believes that the non-GAAP financial measures of operating income, net income and diluted earnings per share provide investors with an understanding of the Company's core operations from period to period on a comparable basis by eliminating certain restructuring charges and by eliminating legal expenses relating to a litigation matter involving the Company's ability to distribute nitric oxide gas. Furthermore, in preparing operating plans and forecasts, management relies, in part, on trends in the Company's historical results, exclusive of these items.

         The information, including Exhibit 99.1, in this Report, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01.        Financial Statements and Exhibits

(c)    Exhibits:

Exhibit No            Description
----------            -----------
  99.1                Press Release dated April 28, 2005 issued by
                      VIASYS Healthcare Inc.










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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              VIASYS HEALTHCARE INC.
                              (Registrant)
Date: April 28, 2005

                              By: /s/  Martin P. Galvan
                                  -------------------------------
                                  Name:  Martin P. Galvan
                                  Title: Senior Vice President, Chief Financial
                                         Officer, Director of Investor Relations








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                                  EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------
  99.1                   Press Release dated April 28, 2005 issued by
                         VIASYS Healthcare Inc.









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